EXHIBIT 10.1


THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.

THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                       REGULATION S SUBSCRIPTION AGREEMENT
                              (FOREIGN SUBSCRIBERS)


Dated: September 29, 2003

--------------------------------------------------------------------------------
NAME AND ADDRESS OF SUBSCRIBER                 AMOUNT OF INVESTMENT

Beijing Qiang Long Real Estate                 U.S. $6,000,000
Development Co., Ltd.
No. 95 Kangxi Road                             CY 49,416,000
Ba Da Xia Industrial Development Zone
Yanqing County, Beijing
People's Republic of China                     NUMBER OF SHARES PURCHASED

                                               15,000,000

--------------------------------------------------------------------------------


          REGULATION S SUBSCRIPTION AGREEMENT, dated as of the date specified above, by and between MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED, a New York corporation (the "Company"), and the undersigned subscriber (the "Subscriber").

                                   BACKGROUND

          The Company is seeking to raise capital through an offering (the "Offering") to non-U.S. Persons of Fifteen Million (15,000,000) shares (the "Shares") of the Company's common stock, $0.01 par value per share ("Common Stock"), at a price per share of Forty Cents (US$0.40) for an aggregate consideration of Six Million US Dollars (US$6,000,000). The Subscriber desires to irrevocably subscribe for the number of Shares specified in the box above (the "Shares").

          NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

     1. SALE AND PURCHASE OF SECURITIES. Subject to compliance with applicable laws of the People's Republic of China and other non-United States securities laws, the Subscriber hereby irrevocably subscribes for the Shares at a price per Share equal to U.S. $0.40 or an aggregate of U.S.$6,000,000 for 15,000,000 Shares. The payment of the subscription price shall be made to the Company in separate installments as described below by delivery of a certified check or through other means acceptable to the Company. Upon receipt of payment for the Shares, the Company shall issue the corresponding number of Shares.

     The Subscriber shall pay the purchase price for the Shares in installments as follows:

     (a) On the date of this Agreement, the Subscriber shall pay to the Company Three Hundred Sixty Four Thousand, Two Hundred Fifty Four US Dollars and
Forty Nine Cents (US$364,254.49), which equals Three Million (CY3,000,000) China Yuan Renminbi as of the date of this Agreement;

     (b) On or before October 10, 2003, the Subscriber shall pay to the Company Two Hundred Forty Two Thousand, Eight Hundred Thirty Six US Dollars and Thirty Three Cents (US$242,836.33), which equals Two Million (CY2,000,000) China Yuan Renminbi as of the date of this Agreement;

     (c) On or before December 31, 2003, the Subscriber shall pay to the Company One Million, Two Hundred Fourteen Thousand, One Hundred Eighty One US Dollars and Sixty Four Cents (US$1,214,181.64), which equals Ten Million (CY10,000,000) China Yuan Renminbi as of the date of this Agreement; and

     (d) On or before February 29, 2004, the Subscriber shall pay to the Company Four Million, One Hundred Seventy Eight Thousand, Seven Hundred Twenty Seven US Dollars and Fifty Four Cents (US$4,178,727.54), which equals Thirty Nine Million, Four Hundred Sixteen (CY39,416,000) China Yuan Renminbi as of the date of this Agreement.

     The Subscriber acknowledges and agrees that the subscription for the Shares as specified above is irrevocable.

     2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber by his signature below hereby represents, warrants and certifies to the Company as follows:

          (a) The Subscriber is aware that the Offering has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws or regulations in reliance upon exemptions of Section 4(2) of the Securities Act and Regulation S thereunder, and similar exemptions under state law. The Subscriber will not offer or sell the Shares unless they are registered or are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or regulations. Subscriber agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

     (b) The Subscriber is also aware that a legend will be placed on any certificate or certificates evidencing the Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transfers and sales thereof and that other legends required by

Regulation S of the Securities Act may also be placed upon the certificates evidencing the Shares. The Company will place stop transfer instructions against the Shares and the certificates therefor to restrict the transfer thereof, except as may be prescribed by the Securities Act.

          (c) The Subscriber, or his adviser, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of, and protecting his interests in connection with, an investment in the Shares. The Subscriber is aware of the risks involved in his investment herein.

          (d) The Subscriber has been provided with the opportunity to discuss the terms and conditions of this Offering and the business of the Company with members of management and to review all relevant financial information, books, records, and other information concerning the Company, such that the Subscriber is familiar with the business, finances and general prospects for the future of the Company which he may consider significant for the purpose of making an investment decision. The Subscriber acknowledges that he has reviewed the reports and other information filed by the Company (or others with respect to the Company) with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the Securities Act.

          (e) The Subscriber has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Subscriber. If the Subscriber is a corporation or trust, the officer or trustee executing this Agreement represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the Articles (or Certificate) of Incorporation and By-laws of the corporation or by the trust agreement, as the case may be, to make this investment.

          (f) No representations, assurances or warranties have been made to the Subscriber, or his adviser, by the Company or by any of its respective officers, directors, agents, employees or affiliates, nor anyone else on their behalf, concerning, among others, the future profitability of the Company or the Subscriber's investment in it, and in entering into this transaction the Subscriber is not relying upon any information, other than the results of his, or his adviser's, own independent investigation.

          (g) The Subscriber will not offer or sell the Shares (which term shall include any pre-arrangement for a purchase by a U.S. person or other person in the U.S.) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other "U.S. person" (as defined below) or for the account or benefit of any "U.S. person" unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available.

          (h) The Subscriber is neither a U.S. person nor acquiring the Shares for the account or benefit of any U.S. person. The Subscriber, if other than a natural person, was not formed for the purpose of acquiring the Shares.

          The Subscriber understands that a "U.S. person", as defined by Regulation S in Rules 901 through 905 promulgated under the Securities Act ("Regulation S"), includes any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a "U.S. person"; any trust of which any trustee is a "U.S. person"; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a "U.S. person"; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and any partnership or corporation organized or incorporated under the laws of a jurisdiction other than the United States which was formed by a "U.S. person" principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

          (i) The Subscriber is making this subscription from his residence or offices at the address set forth above. The Subscriber understands that the exemption afforded by Regulation S requires that the purchasers of the securities not be in the United States when the offer is made. The purchase of the Shares hereunder by the Subscriber is in accordance with all securities and other laws of the jurisdiction in which it is incorporated or legally resident. This Agreement has not been executed or delivered by the Subscriber in the United States.

          (j) Susbcriber is not an underwriter of, or dealer in, the Shares or the Common Stock of the Company, and Susbcriber is not participating, pursuant to a contractual agreement in the distribution of the Shares. No person is entitled to receive a selling commission, fee or other remuneration in respect of the sale of the Shares. The Shares are being acquired by the Susbcriber for his own account, for investment purposes and not with a view to the sale or distribution of all or any part of the Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act, and the rules and regulations promulgated thereunder.

     3. INDEMNITY BY THE SUBSCRIBER. The Subscriber understands and acknowledges that the Company is relying on the representations made by the Subscriber herein, and, thus, hereby agrees to indemnify the Company, and its respective officers and directors, agents, attorneys, and employees, and agrees to hold them harmless from and against any and all loss, damage, liability, or expense, including reasonable attorney's fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Subscriber under this Agreement.

     4. MARKET STANDOFF PROVISION. The Subscriber hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Subscriber shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. ADDITIONAL ACTION. The Subscriber shall, upon the request of the Company, from time to time, execute and deliver promptly to the Company all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of the Subscriber hereunder and to consummate the transactions contemplated hereby.

     6. BOARD DESIGNATION RIGHTS. As soon as practicable after the full purchase price for all of the Shares has been paid to the Company, the Company and the major stockholders executing this Agreement, shall use commercially reasonable efforts, to cause two of the current members of the board of directors of the company to resign and to appoint two designees of the Subscriber as the successors of such resigning directors. The major stockholders of the Company executing this Agreement below shall vote any and all of the shares of Common Stock held by them in favor of the appointment of the Subscriber's designees.

     7.   MISCELLANEOUS.
          -------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns. This Agreement shall not be assignable, in whole or in part.

          (b) This Agreement and any additional agreements and other documents delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof, including, without limitation, any Chinese language versions of this Agreement that may have been entered into prior to the date hereof. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

          (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

          (d) The invalidity or unenforceability of any provision of this Agreement shall not affect any other provisions hereof, and the remainder of the Agreement shall be construed as if such invalid or unenforceable provision were modified to the extent necessary to make it valid or enforceable but remain within the spirit of this Agreement, or if that is not possible, then omitted.

          (e) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail, return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication if confirmed by mail to the Company at its current address and to the Subscriber at its address as it appears on the books and records of the Company. Notices shall be deemed to have been received on the date of personal delivery or facsimile, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing.

          (f) This Agreement shall be governed and construed by the laws of the State of New York, without giving effect to conflicts of law principles of such state.

          (g) In the event of any dispute or difference arising out of or relating to this Agreement (the "Dispute"), the parties hereto shall use their best efforts to settle such Dispute. To this end, the parties shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of thirty (30) days, either party may then by written notice to the other (the "Notice of Arbitration") submit the dispute to final and binding arbitration in the State of New York in accordance with the International Arbitration Rules of the American Arbitration Association (AAA). The Company and the Subscriber expressly consent and agree to arbitration hereunder. Within seven (7) days after receipt of the Notice of Arbitration, the Company shall nominate and appoint an arbitrator (the "First

Arbitrator") and the Subscriber shall nominate and appoint an arbitrator (the "Second Arbitrator"). Within seven (7) days after the appointment of the First Arbitrator and the Second Arbitrator, the two arbitrators shall appoint a third arbitrator (the "Third Arbitrator"), or, if the first two arbitrators cannot agree on the appointment of the third, the Third Arbitrator shall be selected by the AAA. If either party fails or refuses to appoint the First Arbitrator or the Second Arbitrator within the specified time, the arbitrator appointed by the other party shall be the sole arbitrator for purposes of resolving the Dispute. The arbitrators or the sole arbitrator, as the case may be, shall resolve the Dispute and render an award within one hundred eighty (180) days after receipt of the Notice of Arbitration. Judgment upon the award may be entered, or application for judicial acceptance or confirmation of the award may be made, in any competent court having jurisdiction thereof. In the event of any Dispute, the parties shall continue to perform their respective obligations under this Agreement during the pendency of arbitration proceedings unless and until the arbitration panel otherwise orders.


                            [signature page follows]

                            SUBSCRIBER SIGNATURE PAGE

     IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date first above written.

                                          BEIJING QIANG LONG REAL ESTATE
                                          DEVELOPMENT CO., LTD.


                                          By:       /s/ Chang-de Li
                                             -----------------------------------
                                             Name:   Chang-de Li
                                             Title:  Chairman

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                             SUBSCRIPTION ACCEPTANCE

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, hereby accepts the subscription by Beijing Qiang Long Real Estate Development Co., Ltd. to purchase 15,000,000 Shares in accordance with the terms of the foregoing Subscription Agreement as of the date first above written.


                                    MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                                          By:        /s/ Albert Wong
                                             -----------------------------------
                                          Its:       CEO
                                             -----------------------------------



                           MAJOR STOCKHOLDER SIGNATURE
                        AS TO SECTION 6 OF THE AGREEMENT

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound with regard to Section 6 of the above Agreement, hereby execute this Agreement as of the date first above written.



                                             /s/ Chuquan Li
                                          --------------------------------------
                                          CHUQUAN LI, individually


                                             /s/ Kuen Kwong Chan
                                          --------------------------------------
                                          KUEN KWONG CHAN